UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2014

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective June 30, 2014, Ameris Bancorp (the “Company”) completed its previously announced merger (the “Merger”) with Coastal Bankshares, Inc. (“Coastal”), pursuant to an Agreement and Plan of Merger dated as of March 10, 2014 between the Company and Coastal (the “Merger Agreement”). At closing, Coastal merged with and into the Company, with the Company as the surviving corporation in the Merger. Pursuant to the Merger Agreement, each outstanding share of Coastal stock was automatically converted into the right to receive merger consideration consisting of 0.4671 of a share of the common stock of the Company. Each outstanding share of the Company’s common stock remained outstanding and was unaffected by the Merger. Immediately following the Merger, The Coastal Bank, a Georgia banking corporation and wholly owned subsidiary of Coastal, merged with and into Ameris Bank, a Georgia banking corporation and wholly owned subsidiary of the Company, with Ameris Bank surviving the merger.

The Merger does not constitute a business acquisition at the significance level which would require the filing of financial statements as contemplated by Rule 3-05 of Regulation S-X.

The description contained herein of the Merger Agreement is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Merger, the Company assumed all of Coastal’s obligations with respect to the following outstanding trust preferred securities:

(i)	$5,000,000 of Junior Subordinated Debt Securities due October 7, 2033, originally issued by Coastal pursuant to an Indenture between Coastal and Wells Fargo Bank, National Association, as Trustee, dated as of August 27, 2003 (the “2003 Indenture”), which debt securities bear interest at a rate of 3.15% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity; and

(ii)	$10,000,000 of Junior Subordinated Debt Securities due December 15, 2035, originally issued by Coastal pursuant to an Indenture between Coastal and U.S. Bank National Association, as Trustee, dated as of December 14, 2005 (the “2005 Indenture”), which debt securities bear interest at a rate of 1.60% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity.

The Company assumed Coastal’s obligations in connection with the 2003 Indenture pursuant to a First Supplemental Indenture dated as of June 30, 2014 by and between the Company and Wells Fargo Bank, National Association. The Company assumed Coastal’s obligations in connection with the 2005 Indenture pursuant to a First Supplemental Indenture dated as of June 30, 2014 by and among the Company, Coastal and U.S. Bank National Association.

The descriptions contained herein of the 2003 Indenture, the 2005 Indenture and the First Supplemental Indentures are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
2.1	Agreement and Plan of Merger dated as of March 10, 2014 by and between Ameris Bancorp and Coastal Bankshares, Inc. (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the SEC on March 11, 2014).

4.1	Indenture between Ameris Bancorp (as successor to Coastal Bankshares, Inc.) and Wells Fargo Bank, National Association dated as of August 27, 2003.

4.2	First Supplemental Indenture dated as of June 30, 2014 by and between Ameris Bancorp and Wells Fargo Bank, National Association.

4.3	Form of Junior Subordinated Debt Security Due 2033 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

4.4	Indenture between Ameris Bancorp (as successor to Coastal Bankshares, Inc.) and U.S. Bank National Association dated as of December 14, 2005.

4.5	First Supplemental Indenture dated as of June 30, 2014 by and among Ameris Bancorp, Coastal Bankshares, Inc. and U.S. Bank National Association.

4.6	Form of Junior Subordinated Debt Security Due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)

Dated: July 1, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger dated as of March 10, 2014 by and between Ameris Bancorp and Coastal Bankshares, Inc. (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the SEC on March 11, 2014).

4.1	Indenture between Ameris Bancorp (as successor to Coastal Bankshares, Inc.) and Wells Fargo Bank, National Association dated as of August 27, 2003.

4.2	First Supplemental Indenture dated as of June 30, 2014 by and between Ameris Bancorp and Wells Fargo Bank, National Association.

4.3	Form of Junior Subordinated Debt Security Due 2033 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

4.4	Indenture between Ameris Bancorp (as successor to Coastal Bankshares, Inc.) and U.S. Bank National Association dated as of December 14, 2005.

4.5	First Supplemental Indenture dated as of June 30, 2014 by and among Ameris Bancorp, Coastal Bankshares, Inc. and U.S. Bank National Association.

4.6	Form of Junior Subordinated Debt Security Due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).